                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): MARCH 8, 1998
                                                           -------------


                         BAY APARTMENT COMMUNITIES, INC.
               (Exact name of Registrant as specified in charter)



          MARYLAND                       1-12672                  77-0404318
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission file number)       (IRS employer
      of incorporation)                                      identification no.)



           4340 STEVENS CREEK BOULEVARD, SUITE 275, SAN JOSE, CA 95129
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (408) 983-1500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5 - OTHER EVENTS

         On March 9, 1998, Bay Apartment Communities, Inc. (the "Company") and Avalon Properties, Inc. ("Avalon") entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which Avalon will merge (the "Merger") with and into the Company, with the Company being the surviving corporation. Pursuant to the Merger Agreement, at the effective time of the Merger each outstanding share of common stock of Avalon (the "Avalon Common Stock") will be converted into the right to receive 0.7683 shares of common stock of the Company (the "Company Common Stock"). Holders of preferred stock of Avalon will receive shares of comparable preferred stock of the Company on a one-for-one basis.

         A copy of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference, and a copy of the Press Release of the Company issued in connection with the execution of the Merger Agreement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

         In connection with the execution of the Merger Agreement, the Company and Avalon entered into a Stock Option Agreement pursuant to which Avalon granted to the Company an option to purchase, upon the occurrence of certain events, up to an aggregate of 19.9% of the outstanding shares of Avalon Common Stock. In addition, the Company and Avalon entered into a Stock Option Agreement pursuant to which the Company granted to Avalon an option to purchase, upon the occurrence of certain events, up to an aggregate of 19.9% of the outstanding shares of Company Common Stock. Copies of the Stock Option Agreements are attached hereto as Exhibits 99.3 and 99.4 and are incorporated herein by reference.

         The Board of Directors of the Company also has adopted a Shareholder Rights Agreement (the "Rights Agreement"). In connection with the adoption of the Rights Agreement, the Board of Directors declared a dividend distribution of one Preferred Stock Purchase Right (a "Right") for each outstanding share of Company Common Stock to stockholders of record as of the close of business on March 10, 1998 (the "Record Date"). Each Right entitles the registered holder thereof to purchase from the Company a unit consisting of one one-thousandth of a share of Series E Junior Participating Cumulative Preferred Stock, par value $0.01 per share, of the Company, at a cash exercise price of $160.00 per Unit, subject to adjustment.

         Initially, the Rights are not exercisable and are attached to and trade with all shares of Company Common Stock outstanding as of, or issued subsequent to, the Record Date. The Rights will separate from the Company Common Stock and will become exercisable upon the earlier of (i) the close of business on the tenth calendar day following the first public announcement that a person or group of affiliated or associated persons has acquired beneficial ownership of 10% or more of the outstanding shares of Company Common Stock (an "Acquiring Person"), or (ii) the close of business on the tenth business day following the commencement of a tender offer or exchange offer that would result upon its consummation in a person or group becoming the beneficial owner of 10% or more of the outstanding shares of Company Common Stock.

         In the case of certain stockholders of the Company who beneficially owned 10% or more of the outstanding shares of Company Common Stock as of March 9, 1998 (such stockholders are referred to in the Rights Agreement as "grandfathered persons"), the Rights generally will be distributed only if any such stockholder acquires or proposes to acquire additional shares of Company Common Stock. In addition, a "grandfathered person" generally will become an Acquiring Person only if such person acquires additional shares of Company Common Stock. The description and terms of the Rights are set forth in the Rights Agreement, which is incorporated herein by reference to Exhibit 4.1 of the Company's Registration Statement on Form 8-A filed with the Securities and Exchange Commission in connection with the adoption of the Rights Agreement.


ITEM 7 - FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 4.1        Shareholder Rights Agreement, dated March 9, 1998, between
                   Bay Apartment Communities, Inc. and American Stock Transfer and Trust Company, as Rights Agent (including the form of Rights Certificate as EXHIBIT B) (incorporated by reference to the Registration Statement on Form 8-A of Bay Apartment
                   Communities, Inc., File No. 001-12672).

Exhibit 4.2        Text of Amendment to Bylaws of Bay Apartment Communities,
                   Inc.

Exhibit 99.1 Agreement and Plan of Merger, dated as of March 9, 1998, by and between Bay Apartment Communities, Inc. and Avalon
                   Properties, Inc.

Exhibit 99.2 Text of Press Release relating to the Merger and the adoption of the Shareholder Rights Agreement

Exhibit 99.3 Stock Option Agreement, dated as of March 9, 1998, by and between Bay Apartment Communities, Inc., as issuer, and Avalon Properties, Inc.

Exhibit 99.4 Stock Option Agreement, dated as of March 9, 1998, by and between Avalon Properties, Inc., as issuer, and Bay Apartment
                   Communities, Inc.

Exhibit 99.5 Presentation Materials used at investor and analyst meetings relating to the Merger.

Exhibit 99.6       Certain materials posted on the website of Bay Apartment
                   Communities, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                       BAY APARTMENT COMMUNITIES, INC.



Dated: March 10, 1998                  By: /s/ Gilbert M. Meyer
                                           ------------------------------------
                                           Name:  Gilbert M. Meyer
                                           Title: President and Chief Executive
                                                  Officer

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

4.1         Shareholder Rights Agreement, dated March 9, 1998, between Bay
            Apartment Communities, Inc. and American Stock Transfer and Trust
            Company, as Rights Agent (including the form of Rights Certificate as EXHIBIT B) (incorporated by reference to the Registration
            Statement on Form 8-A of Bay Apartment Communities, Inc., File No.
            001-12672).

4.2         Text of Amendment to Bylaws of Bay Apartment Communities, Inc.

99.1 Agreement and Plan of Merger, dated as of March 9, 1998, by and between Bay Apartment Communities, Inc. and Avalon Properties, Inc.

99.2 Text of Press Release relating to the Merger and the adoption of the Shareholder Rights Agreement.

99.3        Stock Option Agreement, dated as of March 9, 1998, by and between
            Bay Apartment Communities, Inc., as issuer, and Avalon Properties,
            Inc.

99.4        Stock Option Agreement, dated as of March 9, 1998, by and between
            Avalon Properties, Inc., as issuer, and Bay Apartment Communities,
            Inc.

99.5 Presentation Materials used at investor and analyst meetings relating to the Merger.

99.6        Certain materials posted on the website of Bay Apartment
            Communities, Inc.

